UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51446 (Commission File Number)	35-2108964 (IRS employer identification no.)
121 South 17th Street Mattoon, Illinois (Address of principal executive offices)	61938-3987 (Zip code)

Registrant's telephone number, including area code: (217) 235-3311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 11, 2007, the Board of Directors of Consolidated Communications Holdings, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Bylaws. The amendments to the existing Amended and Restated Bylaws took effect immediately upon adoption by the Board of Directors. A copy of the Amended and Restated Bylaws of the Company, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, is attached hereto as Exhibit 3.1. A complete copy of the Amended and Restated Bylaws of the Company, as amended, is attached hereto as Exhibit 3.2.

These amendments to the Amended and Restated Bylaws include the following:

(i)   Amendment to Section 1.01 to add the following as the new second and third sentences thereof, reflecting the requirements of the Delaware General Corporation Law (“DGCL”): “The name of its registered agent is National Registered Agents, Inc. The Corporation shall designate a natural person to receive communications from the registered agent.”

(ii)  Amendment to Section 2.05 to add the following as the new fourth sentence thereof in order to specifically provide for electronic proxies: “Such proxy shall be in writing or electronic transmission and shall be filed with the secretary of the Corporation before or at the time of the meeting or the giving of such written consent, as the case may be.”

(iii)      Amendment to Section 2.07 to add the following as the new last sentence thereof, to provide for the security of electronic stockholder information: “In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation.”

(iv)     Amendments to Section 3.01, to reflect in the Bylaws the standard used by the Company in the election of directors, by (a) adding the words “Election, Qualification and Tenure” after the word “Number” in the heading thereof and (b) adding the following as the new second, third and fourth sentences thereof: “Directors of the Corporation shall be elected by the holders of a plurality of the voting power of the capital stock present in person or represented by proxy at a meeting of the stockholders and entitled to vote on the election of directors. Except as provided in Section 3.02, the directors shall be elected by class at the annual meeting of the stockholders and each director elected shall hold office (A) until the next annual meeting when such class is to be elected and until his or her successor is elected and qualified or (B) until his or her earlier resignation or removal. Directors need not be residents of the State of Delaware or stockholders of the Corporation.”

(v)       Amendments to Article IV to provide in the Bylaws for the office of Chief Financial Officer by adding a new Section 4.06 with (a) the following heading: “Chief Financial Officer” and (b) the following two sentences under such heading: “The Chief Financial Officer shall have general supervision of the financial operations of the Corporation. The Chief Financial Officer shall also perform such duties and have such other powers as may from time to time be prescribed to them by the Board of Directors or the Chief Executive Officer.”

(vi)     Amendments to Section 5.01 to specifically provide for uncertificated shares by (a) adding the words “Uncertificated Shares” before the words “Form of Certificates” in the heading thereof, (b) adding the following as the new first sentence thereof: “Some, all, or any classes or series of shares of the Corporation may be uncertificated shares” and (c) inserting “Notwithstanding the Company’s authority to issue uncertificated share,” before the word “every” in what will then be the second sentence.

(vii)        Amendment to Section 5.04 to provide for further regulation of uncertificated shares by adding the following as the new last sentence thereof: “The Board of Directors may make such additional rules and regulations concerning the issue, transfer, and registration of certificates for shares or uncertificated shares as it may deem necessary but that are not inconsistent with these Bylaws.”

(viii)       Amendments to Section 5.05 to reflect provisions of the DGCL in the Bylaws by (a) adding the clause “or entitled to consent to corporate action without a meeting” after the word “thereof” in the first sentence thereof; (b) adding the following sentences as the new second paragraph thereof:

“If no record date is fixed by the Board of Directors with regard to determining stockholders entitled to notice of or to vote at any meeting of stockholders, the record date shall be at the close of business on the next day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If no record date is fixed by the Board of Directors with regard to determining stockholders entitled to consent to corporate action without a meeting, when no prior action by the Board of Directors is required by the Certificate of Incorporation of the Corporation or by statute, the record date shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered in the manner required by law to the Corporation at its registered office in the State of Delaware or at its principal place of business or to an officer or agent of the Corporation having custody of the book in which proceedings of meetings of the Corporation’s stockholders are recorded; and if no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the Certificate of Incorporation or by statute, the record date for determining stockholders entitled to consent to corporate action without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. If no record date is fixed by the Board of Directors with regard to determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto;” and

(c) adding the following sentences as the new third paragraph thereof:

“Only those who shall be stockholders of record on the record date so fixed as aforesaid shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to consent to such corporate action in writing, or to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, as the case may be, notwithstanding the transfer of any stock on the books of the Corporation after the applicable record date.”

(ix) Amendments to Article VII defining “electronic transmission” by adding a new Section 7.05 with (a) the following heading: “Electronic Transmission” and (b) the following sentence under such heading: “For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient, and that may be directly reproduced in paper form by such recipient through an automated process.”

(x)     Amendments to Section 8.01 to provide for mandatory indemnification of directors and officers in certain circumstances by (a) replacing the words “may indemnify and hold harmless” in the first sentence thereof with the following words: “shall indemnify any director or officer of the Corporation, and may, upon the act of the Board of Directors, indemnify any other person whom it shall have the power to indemnify under applicable law, in each case;” (b) adding the words “acting in his or her official capacity as” before the words “a director” in the first sentence thereof; (c) adding the following sentences as the new second paragraph thereof:

“The Corporation shall indemnify any director or officer of the Corporation, and may, upon the act of the Board of Directors, indemnify any other person whom it shall have the power to indemnify under applicable law, in each case to the fullest extent permitted by applicable law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was acting in his or her official capacity as a director, officer, employee or agent of the Corporation, as the case may be, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit;” and

(d) adding the following sentences as the new third paragraph thereof:

 “Any indemnification under this Section 8.01 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Section 8.01. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (4) by the stockholders.”

(xi)          Amendments to Article VIII to provide that the indemnification rights of directors and officers are contractual by adding a new Section 8.05 with (a) the following heading: “General” and (b) the following sentence under such heading: “The provisions of this Article VIII shall be deemed to be a contract between the Corporation and each person who serves as such director or officer in any such capacity at any time while this Article VIII and the relevant provisions of the DGCL or other applicable laws, if any, are in effect, and any repeal or modification of any such law or of this Article VIII shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.”

(xii)     In addition, non-substantive language and conforming changes, generally to make the provisions gender neutral, and other technical updates were made in Sections 2.05 (Voting), 3.10 (Interested Directors), 4.05 (President), 4.07 as amended (Vice Presidents), 4.08 as amended (Secretary), 4.09 as amended (Assistant Secretaries), 4.10 as amended (Treasurer), 4.11 as amended (Assistant Treasurer), 5.02 (Signatures), 5.03 (Lost Certificates), 5.04 (Transfers), 6.01 (Notices), 8.01 (Power to Indemnify in Actions, Suits or Proceedings other Than Those by or in the Right of the Corporation), 8.02 (Expenses Payable in Advance), 8.03 (Non-Exclusivity and Survival of Indemnification) and 8.04 (Insurance), and certain sections were renumbered to reflect the addition of new sections.

The foregoing is merely a summary of the material terms of the amendments to the Amended and Restated By-Laws and does not purport to be complete and is qualified in its entirety by the Amended and Restated By-Laws marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K, a copy if which is attached hereto as Exhibit 3.1, and the Amended and Restated By-Laws, as amended, a copy of which is attached hereto as Exhibit 3.2, each of which is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number Description

3.1
Amended and Restated By-Laws of Consolidated Communications Holdings, Inc., as amended as of September 11, 2007, marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.2	Amended and Restated By-Laws of Consolidated Communications Holdings, Inc., as amended as of September 11, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.

Date: September 11, 2007	By:	/s/ Steven L. Childers
Name: Steven L. Childers
Title: Chief Financial Officer